SCUDDER
NEW ASIA
FUND, INC.


Semiannual Report
June 30, 1997

A closed-end investment company seeking long-term capital appreciation primarily through investment in the equity securities of Asian companies.

Scudder New Asia Fund, Inc.
================================================================================
--------------------------------------------------------------------------------
Investment objective and policies

o long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment characteristics

o a closed-end investment company investing in a broad spectrum of Asian companies and industries

o a vehicle for international diversification through participation in Asian stock markets


General Information
-------------------------------------------
Executive offices

   Scudder New Asia Fund, Inc.
   345 Park Avenue
   New York, NY 10154

   For Fund Information: 1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent

   For account information: 1-800-426-5523

   State Street Bank and Trust Company
   P.O. Box 8200
   Boston, MA 02266-8200

Custodian

   Brown Brothers Harriman & Co.

Legal counsel

   Dechert Price & Rhoads

Independent Accountants

   Coopers & Lybrand L.L.P.


New York Stock Exchange Symbol -- SAF



Contents
-------------------------------------------

In Brief                                  3
Letter to Shareholders                    3
Other Information                         6
Investment Summary                        7
Portfolio Summary                         8
Investment Portfolio                      9
Financial Statements                     17
Financial Highlights                     20
Notes to Financial Statements            21
Report of Independent Accountants        25
Directors and Officers                   26


--------------------------------------------------------------------------------
This report is sent to the shareholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

In Brief
================================================================================
--------------------------------------------------------------------------------
o Selected Asian markets recorded strong returns as the uneasiness overhanging the Pacific Basin began to dissipate over the six-month period ended June 30, 1997.

o Scudder New Asia Fund provided a total return on net asset value of 14.21% for the six-month period. Shares of the Fund, which trade on the New York Stock Exchange, rose 18.22% over the same period. The unmanaged Morgan Stanley Capital International Pacific Index (72% Japan) returned 7.38%, while the Fund's composite benchmark (75% MSCI All Country Asia Free Index and 25% MSCI Japan Index) returned 4.46%.

o The Fund continues to focus on company-specific rather than country-specific characteristics in selecting stocks for the portfolio.


Letter to Shareholders
================================================================================
--------------------------------------------------------------------------------
Dear Shareholders:

For the six-month period ended June 30, 1997, Scudder New Asia Fund, Inc. provided a 14.21% total return, reflecting an increase in net asset value from $15.26 to $17.26, a three cent-per-share income distribution and a 10 cent-per-share long-term capital gain distribution. Shares of the Fund traded on the New York Stock Exchange rose from $12.50 to $14.625, for a total return of 18.22%. The stock exchange price on June 30, 1997 represented a 15.3% discount from the net asset value.

Market Summary

At the beginning of 1997, we projected that a rebound in export growth and easier monetary policies following a period of restraint would power an upturn in selected Asian equity markets. As the six months progressed, we began to see signs that this scenario would be played out. The Indian, Taiwanese, Chinese, South Korean, Japanese, and Hong Kong markets all posted solid gains in U.S. dollar terms. Weakness in Thailand, where the Fund's current exposure is zero, persisted as the market dropped 37% over the six months. Fears of a
"Thai-syndrome" spillover dragged down Malaysian and Philippine stock market performance, each falling about 12%.

The period was marked by the historic handover of Hong Kong to the People's Republic of China, which, through July, was conveyed without incident. We remain cautiously optimistic on Hong Kong's fate. In contrast to the media's worries about the possible effect of a sudden political shock on the stock market, we are more concerned about the potential cumulative impact of more subtle changes to Hong Kong's business environment. The maintenance of an environment in which Hong Kong companies can be successful and profitable will be an important factor determining the attractiveness of stocks there.

Another noteworthy event has been the turnaround in the Japanese stock market, which rose 7.19% in local terms and 8.72% in U.S. dollar terms over the six months thanks largely to a reversal of the weak yen. The yen stopped falling versus the dollar as attention focused once again on a rising Japanese trade surplus. Several key factors were behind the stock market's move. These included a perception that government authorities and managements in the Japanese financial industry were starting to take steps -- such as write-offs and securitization -- to deal with the after-effects of economic excesses. Linked with this perception is the developing consensus that Japanese real estate prices have bottomed. Additional steps to deregulate the Japanese economy and financial system, such as permitting share buybacks, stock options, and modified holding companies, have raised hope of new profitability for shareholders of Japanese companies.

================================================================================
--------------------------------------------------------------------------------

In Japan, our investment stance remains very much stock-driven, based on value and visible earnings potential. Therefore, we remain focused on those companies which are already competitive and profitable within a global context, such as in the electronics and automotive industries, and those which can benefit from increased pricing power in a global cyclical upswing, such as steel. At the end of the period, 23% of portfolio assets were invested in Japan.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

                   Market Performance
                   (12/31/96 to 6/30/97)
BAR CHART DATA:
                   -------------------------------------
                   India                      36.42%
                   Taiwan                     26.59%
                   China                      10.30%
                   Korea                       9.70%
                   Japan                       8.72%
                   Hong Kong                   8.09%
                   Indonesia                   6.21%
                   Australia                   4.93%
                   New Zealand                 3.95%
                   Singapore                  -8.08%
                   Philippines               -11.92%
                   Malaysia                  -12.24%
                   Thailand                  -37.27%
                   -------------------------------------

Source: Morgan Stanley Capital International indexes in U.S. dollars


Portfolio Strategy

We maintain our view that superior stock selection will be the key to outstanding performance for the balance of 1997 and over the longer term. We look for companies that are undervalued, fast-growing, and exceptionally well-managed. Among these, we select companies with dominant positions in clearly identifiable market niches and distinct competitive advantages. High or improving returns on equity and operating margins, and strong balance sheets are also key ingredients to selecting stocks for the portfolio.

Our bottom-up investment approach yielded no exposure to Bangkok stocks, which fell sharply during the period. Our technology-related holdings, notably holdings Advantest of Japan, as well as Asustek and Delta Electronics of Taiwan, provided sparkle. Our Korean cyclical stocks delivered strong results, including Pohang Steel and Samsung Electronics, as did selected Indian positions including Housing Development Finance Corp., India's largest finance company. Among the laggards were Malaysian financial-related companies, such as Arab Malaysian Corp. and Public Bank, both victims of a government initiative to cool lending growth.

Notable performers for the first six months of 1997 included financial stocks, such as HSBC and Bank Bira, technology-related stocks, including China Development, Delta Electronics, Advantest, Sony and Tokyo Electron, and selected cyclicals including Asia Pulp and Paper and Astra International.

Recent portfolio additions and current holdings reflect our view that...

o The electronics cycle has bottomed. We believe nimble, niche-oriented companies, such as Samsung Electronics (South Korea's DRAM behemoth), and selected leading-edge Japanese technology companies (particularly those at the forefront of the digitization of consumer electronics products), will be key beneficiaries of a rebound. Our technology holdings were among our top performers in the first half of 1997, and we continued to bolster our positions in the second quarter.

o The environment remains unsettled in Thailand. We liquidated our remaining holdings following an early March trip to Bangkok during which we concluded that the economic crisis would get significantly worse before it improves. By period-end, the market had fallen by more than 25% from where we sold. Against this backdrop, our bottom-up investment approach continues to yield no new opportunities.

o Europe and Japan could buoy global economic growth later this year. Holdings which stand to benefit from cyclical growth also include Kawasaki Steel, POSCO, the leading Korean steel producer, and selected Indonesian pulp and paper companies.

================================================================================
--------------------------------------------------------------------------------

Outlook

The evidence suggesting long-term capital appreciation in Asian stocks remains compelling. Economic growth throughout the region is robust by western standards. While the past few years have shown that strong economic growth is no guarantee of satisfying stock market performance, we see many attractive values emerging. Our visits with company managements and our research suggest that corporate earnings should be strong for many companies. Near-term market volatility is always a risk when investing in Asia. However, in our view, superior stock selection will be the key to outperformance in both the improving trade and economic environment that we envision over the long term.

Respectfully,

/s/Nicholas Bratt              /s/Daniel Pierce

Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board

Other Information
================================================================================
--------------------------------------------------------------------------------

Investment Manager

     The  investment  manager of Scudder  New Asia Fund,  Inc.  (the  "Fund") is
Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and in Tokyo.

     Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

     In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities: The Argentina Fund, The Brazil Fund, The Korea Fund, The Latin America Dollar Income Fund, Scudder New Europe Fund, Scudder Spain and Portugal Fund, Inc. and Scudder World Income Opportunities Fund are traded on the New York Stock Exchange.

A Team Approach to Investing

     Scudder New Asia Fund, Inc. is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Co-Lead Portfolio Manager Elizabeth J. Allan assumed responsibility for the Fund's day-to-day management and investment strategies in February 1994. Ms. Allan, who has been a member of the Fund's team since its inception in 1987, has 13 years of Pacific Basin research and investment management experience. Theresa Gusman, who became Co-Lead Portfolio Manager in 1997, helps set the Fund's general investment strategies. Ms. Gusman, who joined Scudder in 1995 and the Fund's team in 1996, has 14 years of experience working in the investment industry. Nicholas Bratt, Portfolio Manager, has been a member of the Fund's team since 1987 and helps set the Fund's general investment strategies. Mr. Bratt has over 21 years of experience in worldwide investing, including 20 years of experience as a portfolio manager, and has been at Scudder since 1976.

Dividend Reinvestment Plan

     The Fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the Fund. You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, (800) 426-5523.

Net Asset Value

     The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

     As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). For your information the NAV of the Fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "other offshore funds" below the Scudder, Stevens & Clark, Inc. banner.

SCUDDER NEW ASIA FUND, INC.
INVESTMENT SUMMARY AS OF JUNE 30, 1997
-----------------------------------------------------------------
HISTORICAL
INFORMATION                   TOTAL RETURN (%)
LIFE OF FUND   --------------------------------------------
                  MARKET VALUE          NET ASSET VALUE (a)
               -------------------     --------------------
                           AVERAGE                  AVERAGE
               CUMULATIVE   ANNUAL     CUMULATIVE    ANNUAL
               -------------------     --------------------
QUARTERLY       -18.18         -          13.93           -
FISCAL YEAR
TO DATE          18.22         -          14.21           -
ONE YEAR          3.14      3.14          10.85       10.85
THREE YEAR       -5.83     -1.98          10.82        3.48
FIVE YEAR        45.51      7.79          70.45       11.26
TEN YEAR*       132.98      8.83         213.58       12.11

-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (A)
YEARLY PERIODS ENDED JUNE 30

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.


                       1988     1989    1990    1991    1992    1993    1994    1995    1996    1997
                     --------------------------------------------------------------------------------
NET ASSET VALUE...   $12.41   $12.93   $18.70  $15.68  $15.49  $17.93  $22.44  $16.00  $16.06  $17.26
INCOME DIVIDENDS..   $  .07   $    -   $    -  $  .08  $  .08  $  .08  $  .48  $  .02  $  .02  $  .03
CAPITAL GAINS
DISTRIBUTIONS.....   $    -        -   $ 1.56  $ 1.93  $  .15  $  .52  $    -  $ 5.06  $  .87   $ .37
TOTAL RETURN (%)..    12.75     4.19    59.40   -2.03     .28   20.28   27.88   -5.41    5.70   10.85



(a) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

SCUDDER NEW ASIA FUND, INC.
PORTFOLIO SUMMARY AS OF JUNE 30, 1997
---------------------------------------------------------------------------
DIVERSIFICATION

Common Stocks      89%
Convertible Bonds   5%
Cash Equivalents    5%
Limited Partnership 1%
                  ----
                  100%
                  ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Geographical breakdown of the Fund's equity securities
--------------------------------------------------------
Japan                     23%
Hong Kong                 13%
Malaysia                  12%
Taiwan                    12%
India                     12%
Indonesia                 10%
Korea                      9%
China                      4%
Philippines                2%
Other                      3%
                         ----
                         100%
                         ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Sector breakdown of the Fund's equity securities
--------------------------------------------------------
Financial                 24%
Technology                17%
Manufacturing             12%
Consumer Staples          10%
Durables                   9%
Transportation             6%
Metals and Minerals        5%
Construction               4%
Consumer Discretionary     4%
Other                      9%
                         ----
                         100%
                         ====

A graph in the form of a pie chart appears here,
illustrating the exact data points in the
above table.
---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (24% of Portfolio)

 1.  POHANG IRON & STEEL CO., LTD.
     Leading steel producer in Korea

 2.  ADVANTEST CORP.
     Producer of measuring instruments and semiconductor testing devices in Japan

 3.  ASTRA INTERNATIONAL
     Producer and distributor of automobiles, motorcycles and related spare parts in Indonesia

 4.  HOUSING DEVELOPMENT FINANCE CORP., LTD,
     Housing finance provider to individuals, corporations and developers in India

 5.  HUTCHISON WHAMPOA LTD.
     Container terminal and real estate company in Hong Kong

 6.  SONY CORP.
     Consumer electronic products manufacturer in Japan

 7.  CHINA DEVELOPMENT CORP.
     Leading venture capital firm and investment bank in Taiwan

 8.  ASUSTEK COMPUTER INC.
     Manufacturer of computer mainboards, audio/video cards and network cards in Taiwan

 9.  SAMSUNG ELECTRONICS CO., LTD.
     Major electronics manufacturer in Korea

10.  GUANGSHEN RAILWAY CO., LTD.
     Operator of only railroad in the Pearl River delta in China

[LOGO] Scudder New Asia Fund, Inc.
Investment Portfolio as of June 30, 1997

=========================================================================================================
----------------------------------------------------------------------------------------------------------
                      Principal                                                                    Market
                      Amount(d)                                                                   Value($)
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.6%

UNITED STATES         7,215,000   Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                    dated 6/30/97 at 5.9% to be repurchased at $7,216,182
                                    on 7/1/97, collateralized by a $6,166,000 U.S. Treasury
                                    Bond, 8.125%, 8/15/21  (Cost $7,215,000) ..................  7,215,000
                                                                                                 ---------
==========================================================================================================
CONVERTIBLE BONDS -- 5.3%

CHINA 1.2%            1,995,000   Qingling Motors Co., 3.5%, 1/22/02 (Producer of Isuzu
                                    light duty pickup trucks and minibuses) ...................  1,950,113
                                                                                                 ---------

JAPAN 2.3%     JPY  149,000,000   Minebea Co., Ltd., 0.65%, 3/31/05 (Leading manufacturer
                                    of miniature bearings) ....................................  1,626,376

               JPY  189,000,000   Softbank Corp., Zero Coupon, 3/31/00 (Computer software
                                    wholesaler) ...............................................  1,949,202
                                                                                                 ---------
                                                                                                 3,575,578
                                                                                                 ---------
MALAYSIA 0.2%  MYR      250,000   Arab Malaysian Finance Berhad (ICUL), 7.5%, 5/25/02
                                    (License and finance company) .............................     80,725

               MYR      396,000   Multi-Purpose Holdings Berhad (ICUL), 3%, 1/13/02,
                                    (Investment company: property development, commercial
                                    banking, ship charter, hotel and resort operator) .........    130,734

               MYR      213,000   Renong Berhad (ICUL), 4%, 5/21/01 (Holding company
                                    involved in engineering and construction, financial
                                    services, telecommunications and information
                                    technology) ...............................................     66,354
                                                                                                 ---------
                                                                                                   277,813
                                                                                                 ---------
TAIWAN 1.6%           1,794,000   Delta Electronic Industrial Co., 0.5%, 3/6/04
                                    (Manufacturer of power supply equipment) ..................  2,430,870
                                                                                                 ---------
                                  TOTAL CONVERTIBLE BONDS (Cost $7,910,570) ...................  8,234,374
                                                                                                 ---------
==========================================================================================================

LIMITED PARTNERSHIP -- 0.5%

                          Units
                          -----
JAPAN                         1   JAFCO #6 Investment Enterprise Partnership (Venture
                                    capital company) (Cost $773,606)(b) .......................    710,016
                                                                                                 ---------
==========================================================================================================




    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Investment Portfolio (continued)

==========================================================================================================
----------------------------------------------------------------------------------------------------------
                                                                                                  Market
                        Shares                                                                   Value($)
----------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 89.6%

CHINA 1.6%              113,000   Guangshen Railway Co. Ltd. (ADR) (Operator of only
                                    railroad in the Pearl River delta) .......................   2,471,875
                                                                                                ----------
HONG KONG 13.0%         199,000   China Light & Power Co., Ltd. (Electric utility company) ...   1,127,632

                         89,000   Cosco Pacific Ltd. (Shipping containers leasing and
                                     management company) .....................................     206,207

                         55,000   Dah Sing Financial Group (General banking and property
                                     investment holding company) .............................     303,848

                      1,021,486   First Pacific Co., Ltd. (International management and
                                     investment company) .....................................   1,305,321

                        366,000   Great Eagle Holdings Ltd. (Property development company) ...   1,207,040

                        269,000   Guoco Group Ltd. (Investment holding company) ..............   1,416,648

                         31,958   HSBC Holdings Ltd. (Bank) ..................................     961,137

                        449,000   Hutchison Whampoa, Ltd. (Container terminal and real
                                     estate company) .........................................   3,897,519

                        582,000   Kerry Properties Ltd. (Real estate company) ................   1,412,311

                        154,000   Liu Chong Hing Bank Ltd. (Commercial bank) .................     405,509

                        382,000   New World Development Co., Ltd. (Property investment
                                     and development, construction and engineering, hotels
                                     and restaurants, telecommunications) ....................   2,292,799

                      1,046,200   Shangri-La Asia Ltd. (Hotel and property holding
                                     company) ................................................   1,255,878

                        658,000   Shenzhen Expressway Co.* (Highway developer) ...............     182,606

                        600,000   Shenzhen Fangda Co., Ltd. "B" (Manufacturer of metal
                                     curtains and walls for shop fronts) .....................     871,271

                        458,000   Television Broadcasts, Ltd. (Television broadcasting) ......   2,057,284

                        456,000   VTech Holdings Ltd. (Manufacturer of consumer electronic
                                     products) ...............................................     859,345

                         99,000   Wing Hang Bank Ltd. (Corporate and retail banking,
                                     foreign exchange) .......................................     603,152
                                                                                                ----------
                                                                                                20,365,507
                                                                                                ----------
INDIA 11.1%              46,100   Bajaj Auto (GDR) (Maker of two and three wheel vehicles) ...   1,583,535

                        506,150   Crompton Greaves Ltd. (Manufacturer of electrical
                                     equipment) ..............................................   1,053,301





    The accompanying notes are an integral part of the financial statements.

==========================================================================================================
----------------------------------------------------------------------------------------------------------
                                                                                                  Market
                        Shares                                                                   Value($)
----------------------------------------------------------------------------------------------------------

                         84,550   Hero Honda Motors Ltd. (Manufacturer of motorized two
                                     wheelers) ...............................................   1,211,568

                         35,200   Housing Development Finance Corp. Ltd. (Housing
                                     finance provider to individuals, corporations and
                                     developers) .............................................   4,014,324

                         52,600   Indian Hotels & Resorts Co., Ltd. (GDR) (Hotel operator) ...   1,249,250

                      1,124,600   Indorama Synthetics (Producer of polyester fibers,
                                     yarn and fabric) ........................................     801,042

                      1,639,000   Indorama Synthetics (Foreign registered) ...................   1,482,648

                         22,100   Infosys Technologies Ltd. (Financial and industrial
                                     software developer) .....................................   1,148,212

                          6,400   Madras Cements Ltd. (Cement producer) ......................   1,443,575

                        171,800   Mahanagar Telephone Nigam Ltd. (Telecommunication
                                     services in Delhi and Bombay) ...........................   1,457,661

                          2,980   Mahindra & Mahindra Ltd. (Manufacturer of automobiles,
                                     farm equipment and automotive components) ...............      36,043

                        146,200   TVS Suzuki Ltd. (Manufacturer of motorcycles and
                                     mopeds) .................................................   1,898,966
                                                                                                ----------
                                                                                                17,380,125
                                                                                                ----------
INDONESIA 10.1%         987,500   Astra International Inc. (Foreign registered)
                                     (Manufacturer and distributor of automobiles,
                                     motorcycles and related spare parts) ....................   4,060,444

                      1,163,600   Bank Bira (Foreign registered) (Commercial, corporate
                                     and foreign exchange banking) ...........................   1,710,473

                      1,283,000   Bank Danamon Indonesia (Commercial and foreign
                                     exchange bank) ..........................................     672,625

                        944,000   Bank Internasional Indonesia (Foreign registered) (Bank) ...     815,132

                        755,000   Ciputra Development Co. (Foreign registered) (Developer
                                     of office properties, shipping and commercial centers,
                                     industrial properties and sports facilities) ............     752,827

                        215,500   Gudang Garam (Foreign registered) (Cigarette producer) .....     903,824

                        842,000   Jaya Real Properties (Foreign registered) (Property
                                     developer) ..............................................   1,133,861

                        641,500   Lippobank (Foreign registered) (Private bank) ..............     659,437

                        472,500   London Sumatra Indonesia* (Producer of palm oil, cocoa,
                                     coffee and tea)(b) ......................................   1,495,991

                        190,500   Putra Surya Multidana* (Foreign registered) (Manufacturer
                                     of motorcycles and automobile parts) ....................     303,531



    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Investment Portfolio (continued)

==========================================================================================================
----------------------------------------------------------------------------------------------------------
                                                                                                  Market
                        Shares                                                                   Value($)
----------------------------------------------------------------------------------------------------------

                      1,817,000   Sekar Bumi (Foreign registered) (Producer of frozen raw
                                     shrimp, prawns and fish) .................................  2,297,399

                        246,500   United Tractors (Foreign registered) (Heavy construction
                                     equipment assembly and leasing) ..........................    912,212
                                                                                                ----------
                                                                                                15,717,756
                                                                                                ----------
JAPAN 19.5%              62,200   Advantest Corp. (Producer of measuring instruments and
                                    semiconductor testing devices) ............................  4,775,849

                         36,000   Ariake Japan Co., Ltd. (Leading maker of natural seasonings made from meat extracts) .................................  1,375,796

                         40,000   Bridgestone Corp. (Leading automobile tire manufacturer) ....    928,366

                         47,960   FCC Co., Ltd. (Manufacturer of motorcycle and automobile
                                     clutches) ................................................  1,213,542

                         52,000   Fuji Software Inc. (Software developer) .....................  2,268,563

                        116,000   Fujitsu Ltd. (Leading manufacturer of computers) ............  1,609,284

                         80,000   Hitachi Ltd. (General electronics manufacturer) .............    893,465

                          7,300   Hitachi Ltd. (ADR) ..........................................    824,900

                         52,000   Honda Motor Co., Ltd. (Leading automobile and
                                     motorcycle manufacturer) .................................  1,565,308

                        524,000   Kawasaki Steel Corp. (Major integrated steelmaker) ..........  1,705,366

                        118,000   NEC Corp. (Manufacturer of telecommunication and
                                     computer equipment) ......................................  1,647,326

                             26   Nichiei Co., Ltd. (Finance company for small and medium#
                                     sized firms) .............................................      3,017

                         17,600   Nidec Corp. (Manufacturer of small-scale motors for hard
                                     disc drives) .............................................    859,960

                         19,600   Nintendo Co., Ltd. (Game equipment manufacturer) ............  1,641,742

                         15,000   Ryohin Keikaku Co., Ltd. (Wholesaler and retailer of
                                      clothing, household goods and foodstuffs) ...............  1,183,143

                         29,000   Sony Corp. (Consumer electronic products manufacturer) ......  2,527,790

                         12,800   Sony Corp. (ADR) ............................................  1,126,400

                         11,900   Square Co., Ltd. (Producer of software for video games) .....    586,642

                         60,000   Sumitomo Electric Industries, Ltd. (Leading manufacturer
                                     of electric wires and cables) ............................  1,005,148

                         24,200   Tokyo Electron Ltd. (Leading semiconductor production
                                     equipment manufacturer) ..................................  1,157,107

                         26,400   Toyota Motor Corp. (ADR) (Leading automobile
                                     manufacturer) ............................................  1,564,200
                                                                                                ----------
                                                                                                30,462,914
                                                                                                ----------




    The accompanying notes are an integral part of the financial statements.

==========================================================================================================
----------------------------------------------------------------------------------------------------------
                                                                                                  Market
                        Shares                                                                   Value($)
----------------------------------------------------------------------------------------------------------

KOREA 8.4%               54,549   Dong-A Pharmaceutical (Pharmaceutical company) ...........  1,431,297

                         70,310   Kolon Industries, Inc. (New) (Manufacturer of nylon,
                                      polyester yarn and fabrics) ..........................  1,353,943

                         51,322   Kookmin Bank (GDS) (Major commercial bank) ...............  1,116,254

                         51,780   Korea Electric Power Co. (Electric utility) ..............  1,545,236

                         13,680   Pohang Iron & Steel Co., Ltd. (Leading steel
                                      producer)(c) .........................................  1,391,293

                        116,400   Pohang Iron & Steel Co., Ltd. (ADR) ......................  3,724,800

                         23,923   Samsung Electronics Co., Ltd. (Major electronics
                                      manufacturer)(c) .....................................  2,621,023
                                                                                             ----------
                                                                                             13,183,846
                                                                                             ----------

MALAYSIA 11.1%          461,000   Arab Malaysian Finance Berhad (Foreign registered)
                                      (Licensed finance company) ...........................    986,292

                        384,000   Arab-Malaysian Corp. (Investment holding company with
                                      interests in financial services, infrastructure and
                                      property) ............................................  1,430,111

                        300,000   Guinness Anchor (Brewery) ................................    665,610

                        660,000   IJM Corp. Berhad "A" (Construction and property
                                      development company) .................................  1,385,895

                        490,000   Linkaran Trans Kota Holdings Berhad*
                                      (Toll road operator) .................................  1,019,216

                        110,000   Malakoff Berhad (Cultivation and processing of natural
                                      rubber, oil palm and cocoa) ..........................    479,398

                        220,000   Malayan Banking Berhad (Leading banking and financial
                                      services group) ......................................  2,309,826

                        118,000   Malaysia Assurance Alliance Berhad (Multiline insurance
                                      company) .............................................    687,242

                         18,500   Malaysia Assurance Alliance Berhad "A" (b) ...............    107,013

                        560,000   Malaysian Airline System Berhad (Air transportation and
                                      related services) ....................................  1,397,781

                        388,000   Malaysian Resources Corp. (Property development and
                                      investment) ..........................................  1,068,384

                        219,000   New Straits Times Press Berhad (Newspaper publisher and
                                      property developer) ..................................  1,284,152

                        117,600   Oriental Holdings Berhad (Investment holding company) ....    885,261

                        623,000   Public Bank Berhad (Foreign registered) (Commercial
                                      bank) ................................................    972,512

                        287,000   Tenaga Nasional Berhad (Electric power generator and
                                      distributor) .........................................  1,398,613




    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Investment Portfolio (continued)

==========================================================================================================
----------------------------------------------------------------------------------------------------------
                                                                                                  Market
                        Shares                                                                   Value($)
----------------------------------------------------------------------------------------------------------

                        169,000   United Engineers (Malaysia) Berhad (Leading
                                     comprehensive contractor) ..............................    1,218,621
                                                                                                ----------
                                                                                                17,295,927
                                                                                                ----------
PHILIPPINES 2.3%      3,249,300   Aboitiz Equity Ventures Inc. (Conglomerate: electricity,
                                     infrastructure, shipbuilding) ..........................      253,775

                      1,588,600   C & P Homes, Inc. (Home construction company) .............      596,267

                        143,000   Equitable Banking Corp. (Universal bank) ..................      517,762

                      2,890,600   Filinvest Land, Inc.* (Developer of sub-division lots and
                                     low-cost housing) ......................................      723,308

                        233,800   First Philippine Holdings Corp. "B" (Holding company
                                     involved in electric power distribution, construction
                                     services and passenger bus transportation) .............      323,540

                      2,208,750   International Container Terminal Services, Inc.
                                     (Containerized cargo handling firm) ....................    1,130,502
                                                                                                ----------
                                                                                                 3,545,154
                                                                                                ----------

SINGAPORE 2.1%          238,800   Overseas Union Bank Ltd. (Leading bank group) .............    1,486,550

                        203,000   Singapore Airlines Ltd. (Foreign registered) (Scheduled
                                     airline) ...............................................    1,817,444
                                                                                                ----------
                                                                                                 3,303,994
                                                                                                ----------
TAIWAN 9.6%              56,700   ASE Test Ltd.* (Circuit testing services for semiconductor
                                     manufacturers) .........................................    2,395,575

                        714,844   Acer Peripherals Inc. (Certificates)* (Developer of computer
                                     peripherals and communication products) ................    1,787,624

                        100,500   Asustek Computer Inc. (Manufacturer of computer
                                     mainboards, audio/video cards and network cards) .......    1,330,360

                        159,700   Asustek Computer, Inc.* (GDR) .............................    1,808,600

                        707,250   China Development Corp. (Leading venture capital firm
                                     and investment bank) ...................................    3,650,733

                         89,000   Delta Electronic Industrial Co. (Manufacturer of
                                     uninterruptable power supply equipment) ................      550,647

                      1,175,930   Evergreen Marine Corp. (Operator of containerized
                                     freighters) ............................................    1,958,473

                         39,590   Evergreen Marine Corp. (GDR) ..............................      668,081

                        250,000   Pacific Construction Co.* (Land development and public
                                     works construction) ....................................      267,086

                        239,200   United World Chinese Commercial Bank (Commercial
                                     banking) ...............................................      572,187
                                                                                                ----------
                                                                                                14,989,366
                                                                                                ----------




    The accompanying notes are an integral part of the financial statements.

==========================================================================================================
----------------------------------------------------------------------------------------------------------
                                                                                                  Market
                        Shares                                                                   Value($)
----------------------------------------------------------------------------------------------------------

UNITED STATES 0.8%       42,100   Freeport McMoRan Copper & Gold, Inc. "A"
                                      (U.S. company mining in Indonesia) ....................    1,231,425
                                                                                               -----------
                                  TOTAL COMMON STOCKS (Cost $116,080,608) ...................  139,947,889
                                                                                               -----------
==========================================================================================================
                      Principal
                      Amount(d)
                      ---------
PURCHASED OPTIONS -- 0.0%

              JPY   651,582,000   Put on Japanese Yen, strike price JPY125, expire 3/16/98
                                      (Cost $104,253) .......................................       16,941
                                                                                               -----------
==========================================================================================================

                                  TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                      (Cost $132,084,037)(a) ................................  156,124,220
                                                                                               ===========


*   Non-income producing security.

(a) The cost for federal income tax purposes was $132,089,118. At June 30, 1997, net unrealized appreciation for all securities based on tax cost was $24,035,102. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $28,174,636 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,139,534.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $2,313,020 (1.53% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1997 aggregated $2,056,617. These securities may also have certain restrictions as to resale.

(c) Securities that have met the foreign-ownership limitation valued at a premium in good faith by the Valuation Committee of the Board of Trustees. The cost of the securities at June 30, 1997 were $2,726,226. The aggregate premium ($1,580,332) over the local share price ($2,431,984) for the securities valued by the Valuation Committee was approximately 2.65% of the Portfolio's net assets at June 30, 1997.

(d) Principal amount is stated in U.S. dollars unless otherwise noted.

Currency abbreviations
-------------------------------------------------
JPY   Japanese Yen        MYR   Malaysian Ringgit

At June 30, 1997, the outstanding written option was as follows (Note A):

Call Option                   Principal      Expiration    Strike        Market
                              Amount (JPY)      Date       Price        Value($)
---------------------         ------------   ----------    ------      --------
Japanese Yen (Premium
   received $104,253) ......  651,582,000     3/16/98    JPY  109.88    189,610



    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Investment Portfolio (continued)

================================================================================
--------------------------------------------------------------------------------


Transactions in written options during the six months ended June 30, 1997 were:


                                         Options on Currencies
                                      ---------------------------
                                      Japanese Yen     Premiums
                                        (000's)       Received($)
                                      ---------------------------

Outstanding at
      December 31, 1996 ............   1,132,780        218,627
      Written.......................     651,582        104,253
      Closed .......................  (1,132,780)      (218,627)
                                      ---------------------------
Outstanding at
      June 30, 1997 ................     651,582        104,253
                                         =======        =======





    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Financial Statements

=====================================================================================
-------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997
-------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $132,084,037) ........           $156,124,220
Cash .........................................................                432,018
Foreign currency holdings, at market (identified
   cost $2,676,991) ..........................................              2,682,275
Other receivables:
   Investments sold ..........................................              1,478,932
   Dividends and interest ....................................                294,927
Foreign taxes recoverable ....................................                  1,161
Other assets .................................................                  3,622
                                                                         ------------
       Total assets ..........................................            161,017,155

LIABILITIES
Payables:
   Investments purchased ..................................... $9,203,647
   Written option, at market (premium received $104,253) .....    189,610
   Accrued management fee ....................................    145,816
   Other payables and accrued expenses .......................    241,354
                                                               ----------
       Total liabilities .....................................              9,780,427
                                                                         ------------
Net assets, at market value ..................................           $151,236,728
                                                                         ============


NET ASSETS
Net assets consist of:
   Accumulated distributions in excess of net
       investment income .....................................            $(1,983,853)
   Accumulated net realized gain .............................             10,453,323
   Net unrealized appreciation (depreciation) on:
       Investments ...........................................             24,040,183
       Written options .......................................                (85,357)
       Foreign currency related transactions .................                  5,962
   Paid-in capital ...........................................            118,806,470
                                                                         ------------
Net assets, at market value ..................................           $151,236,728
                                                                         ============
Net asset value per share ($151,236,728/8,764,601
   shares of common stock issued and outstanding,
   $.01 par value, 50,000,000 shares authorized) .............           $      17.26
                                                                         ============


--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

================================================================================
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
     Dividends (net of taxes withheld of $88,431) ..                $   869,644
     Interest (net of taxes withheld of $679) ......                    185,467
                                                                    -----------
                                                                      1,055,111
  Expenses:
     Management fee ................................ $  827,079
     Custodian and accounting fees .................    275,564
     Directors' fees and expenses ..................     77,337
     Reports to shareholders .......................     39,157
     Auditing ......................................     45,100
     Services to shareholders ......................     24,420
     Legal .........................................      2,067
     Other .........................................     12,236       1,302,960
                                                     ----------     -----------
  Net investment loss ..............................                   (247,849)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
  Net realized gain (loss) from:
     Investments (net of India tax $19,343) ........ 10,093,911
     Options .......................................    738,849
     Foreign currency related transactions .........    (58,948)     10,773,812
                                                     ----------
  Net unrealized appreciation (depreciation)
  during the period on:
     Investments (net of India tax $499,644) .......  8,398,278
     Written Options ...............................   (273,172)
     Foreign currency related transactions .........      6,362       8,131,468
                                                     ----------     -----------
  Net gain on investment transactions ..............                 18,905,280
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $18,657,431
                                                                    ===========



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[LOGO] Scudder New Asia Fund, Inc.
Financial Statements (continued)

=============================================================================================
---------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------

                                                               SIX MONTHS
                                                                  ENDED          YEAR ENDED
                                                                 JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                                 1997               1996
---------------------------------------------------------------------------------------------

Operations:
    Net investment loss ....................................  $   (247,849)      $   (368,050)
    Net realized gain from investment transactions .........    10,773,812          4,534,972
    Net unrealized appreciation (depreciation) on
        investment transactions during the period ..........     8,131,468         (1,423,972)
                                                              ------------       ------------
Net increase (decrease) in net assets resulting
        from operations ....................................    18,657,431          2,742,950
                                                              ------------       ------------
Distributions to shareholders:
    In excess of net investment income .....................      (262,652)          (174,619)
                                                              ------------       ------------
    From net realized gain from investment transactions ....      (875,315)        (2,882,677)
                                                              ------------       ------------
Reinvestment of distributions ..............................       353,578            810,268
                                                              ------------       ------------
Increase (decrease) in net assets ..........................    17,873,042            495,922
Net assets at beginning of period ..........................   133,363,686        132,867,764
                                                              ------------       ------------
Net assets at end of period (including accumulated
    distributions in excess of net investment income
    of $1,983,853 and $1,473,352, respectively) ............  $151,236,728       $133,363,686
                                                              ============       ============
Other Information
Increase in Fund Shares
Shares outstanding at beginning of period ..................     8,737,037          8,688,394
    Shares issued to shareholders in reinvestment
        of distributions ...................................        27,564             48,643
                                                              ------------       ------------
Shares outstanding at end of period ........................     8,764,601          8,737,037
                                                              ============       ============




--------------------------------------------------------------------------------







    The accompanying notes are an integral part of the financial statements.

[LOGO] Scudder New Asia Fund, Inc.
Financial Highlights

==============================================================================================================
--------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD (a) AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL
STATEMENTS AND MARKET PRICE DATA.
--------------------------------------------------------------------------------------------------------------

                                             SIX MONTHS
                                               ENDED                  YEARS ENDED DECEMBER 31,
                                              JUNE 30,   -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE                1997       1996       1994       1993          1995       1992
--------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ........ $15.26     $15.29     $17.44     $25.06        $14.73     $14.94
                                              ------     ------     ------     ------        ------     ------
Income from investment operations:
   Net investment income (loss) .............   (.03)      (.04)      (.01)       .05           .10        .08

   Net realized and unrealized gain (loss)
      on investments ........................   2.16        .36       (.47)     (3.21)        10.63        .22
                                              ------     ------     ------     ------        ------     ------
Total from investment operations ............   2.13        .32       (.48)     (3.16)        10.73        .30
                                              ------     ------     ------     ------        ------     ------
Dilution resulting from rights offering .....     --         --         --       (.03)           --         --
                                              ------     ------     ------     ------        ------     ------
Less distributions:
   From net investment income ...............     --         --         --         --          (.15)      (.08)
   In excess of net investment income .......   (.03)      (.02)        --       (.23)         (.17)        --
   From net realized gains on investments ...   (.10)      (.33)     (1.51)     (4.20)           --       (.43)
   In excess of net realized gains
      on investments ........................     --         --       (.16)        --          (.08)        --
                                              ------     ------     ------     ------        ------     ------
Total distributions .........................   (.13)      (.35)     (1.67)     (4.43)         (.40)      (.51)
                                              ------     ------     ------     ------        ------     ------
Net asset value, end of period .............. $17.26     $15.26     $15.29     $17.44        $25.06     $14.73
                                              ======     ======     ======     ======        ======     ======
Market value, end of period ................. $14.63     $12.50     $14.50     $16.16(c)     $27.38     $14.25
                                              ======     ======     ======     ======        ======     ======
Total Return
   Per share market value (%) ...............  18.22**   (11.56)      (.66)    (25.10)        95.71      (2.59)
   Per share net asset value (%)(b) .........  14.21**     2.46      (2.96)    (11.67)        73.32       1.94
Ratios and Supplemental Data
   Net assets, end of period ($ millions) ...    151        133         133       147           178        104
   Ratio of operating expenses
      to average net assets (%) .............   1.91*      1.87       1.74       1.67          1.71       1.76
   Ratio of net investment income (loss)
      to average net assets (%) .............   (.36)*     (.27)      (.07)       .21           .56        .50
   Portfolio turnover rate (%) ..............  125.0       88.5       58.1       81.6          10.3       13.7
   Average commission rate paid(d) .........  $.0134     $.0106     $   --     $   --        $   --     $   --




(a) Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

(c) Market value of $20.38 has been reduced to reflect a distribution of $4.22 per share payable on January 17, 1995, relating to a due bill which entitles individuals who purchased shares prior to January 18, 1995, the ex date of the dividend, to be reimbursed by the seller in the amount of the distribution.

(d) Average commission rate paid per share of common and preferred securities is calculated for periods ending on or after December 31, 1996.

*   Annualized

**  Not Annualized

--------------------------------------------------------------------------------

[LOGO] Scudder New Asia Fund, Inc.
Notes to Financial Statements
================================================================================
--------------------------------------------------------------------------------

A. SIGNIFICANT ACCOUNTING POLICIES
   -------------------------------

Scudder New Asia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period the Fund purchased put options and wrote call options on Japanese Yen as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

[LOGO] Scudder New Asia Fund, Inc.
Notes to Financial Statements (continued)
================================================================================
--------------------------------------------------------------------------------

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

       (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

================================================================================
--------------------------------------------------------------------------------

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

TAXATION. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no U.S. federal income taxes, and no federal income tax provision was required.

In addition, from November 1, 1996 through December 31, 1996, the Fund incurred approximately $262,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 1997.

Net realized gains of the Fund derived in India are subject to certain non U.S. taxes.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. Distributions of net realized gains from investment transactions in excess of available capital loss carryforwards, which would be taxable to the Fund if not distributed, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in Passive Foreign Investment Companies, foreign denominated investments and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date except in situations where, under New York Stock Exchange rules, the ex-dividend date is deferred until after the payment date.

B. PURCHASES AND SALES OF SECURITIES
   ---------------------------------

For the six months ended June 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $83,312,806 and $86,841,883, respectively.

================================================================================
--------------------------------------------------------------------------------

C. RELATED PARTIES
   ---------------

Under the Investment Advisory and Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager") the Fund has agreed to pay the Manager a fee equal to an annual rate of 1.25% of the first $75,000,000 of average weekly net assets of the Fund, 1.15% of the next $125,000,000 and 1.10% of the excess over $200,000,000, payable monthly. As manager of the assets of the Fund, the Manager directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Manager determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager shall provide certain administrative services in accordance with the Management Agreement. For the six months ended June 30, 1997, the fee pursuant to the agreement amounted to $827,079, which is equivalent to an annual effective rate of 1.21% of the Fund's average daily net assets.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SFAC aggregated $70,687, of which $12,097 is unpaid at June 30, 1997.

The Fund pays each Director not affiliated with the Manager, $6,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1997, Directors' fees and expenses aggregated $77,337.

D. INVESTING IN FOREIGN MARKETS
   ----------------------------

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of securities of comparable U.S. companies.

Foreign investment in the securities markets of several foreign countries is restricted or controlled in varying degrees. These restrictions may limit investment in certain foreign countries. In addition, the repatriation of both investment income and capital from some foreign countries may be subject to restrictions.

[LOGO] Scudder New Asia Fund, Inc.
Report of Independent Accountants
================================================================================
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SCUDDER NEW ASIA FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Scudder New Asia Fund, Inc., including the investment portfolio, as of June 30, 1997, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended December 31, 1996, and the financial highlights for the six months ended June 30, 1997 and for each of the five years in the period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. as of June 30, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended December 31, 1996, and the financial highlights for the six months ended June 30, 1997 and for each of the five years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.


Boston, Massachusetts  COOPERS & LYBRAND L.L.P

August 15, 1997

Directors and Officers
================================================================================
--------------------------------------------------------------------------------

DANIEL PIERCE*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President and Director

PAUL BANCROFT III
    Director

ROBERT J. CALLANDER
    Director

THOMAS J. DEVINE
    Director

WILLIAM H. GLEYSTEEN, JR.
    Director

JAMES W. MORLEY
    Honorary Director

DR. WILSON NOLEN
    Director

HUGH T. PATRICK
    Director

KATHRYN L. QUIRK*
    Director, Vice President & Assistant Secretary

ROBERT G. STONE, JR.
    Honorary Director

ELIZABETH J. ALLAN*
    Vice President

THERESA GUSMAN*
    Vice President

JERARD K. HARTMAN*
    Vice President

SEUNG KWAK*
    Vice President

DAVID S. LEE*
    Vice President

THOMAS F. McDONOUGH*
    Vice President, Secretary and Assistant Treasurer

PAMELA A. McGRATH*
    Vice President and Treasurer

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer


* Scudder, Stevens & Clark, Inc.